INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2025	Highland Opportunities and Income Fund

Shares		Value ($)
Common Stock — 73.2%
COMMUNICATION SERVICES — 1.8%
27,134	MidWave Wireless, Inc. (fka Terrestar Corp.)(a)(b)(c)(d)	11,278,790

ENERGY — 1.4%
899,112	Talos Energy, Inc.(d)	8,622,484
1,118,286	Value Creation, Inc.(a)(b)(d)	49,872

		8,672,356

FINANCIALS — 1.9%
453,675	Meaningful PDCV LP(a)(b)(d)	11,988,907

HEALTHCARE — 5.2%
12,026,660	CCS Medical Inc.(a)(b)(d)(e)	33,410,062

MATERIALS — 0.2%
299,032	MPM Holdings, Inc.(d)	1,495,160

REAL ESTATE — 62.7%
11,561,680	Claymore(a)(b)(d)(e)	—
2,006,665	IQHQ, Inc.(b)(d)(f)	15,491,454
34,512	LLV Holdco LLC - Series A, Membership Interest(a)(b)(d)(e)	3,820,815
436	LLV Holdco LLC - Series B, Membership Interest(a)(b)(d)(e)	48,231
1,482,975	NexPoint Diversified Real Estate Trust, REIT(e)	5,472,178
4,372,286	NexPoint Real Estate Finance, Inc., REIT(e)	61,999,012
210,356	NexPoint Residential Trust, Inc., REIT(e)	6,777,670
16,103	NexPoint Storage Partners, Inc.(a)(b)(d)(e)	9,479,608
116,277,473	NFRO Diversified REIT, LLC(a)(b)(d)(e)	84,256,750
2,276,658	NFRO Holdings, LLC(a)(b)(d)(e)	59,431,145
104,718,416	NFRO Self Storage REIT, LLC(a)(b)(d)(e)	69,381,815
4,869,446	NFRO SFR REIT, LLC(a)(b)(d)(e)	82,716,434

		398,875,112

	Total Common Stock (Cost $905,595,680)	465,720,387

Principal Amount ($)
U.S. Senior Loans (g) — 37.0%
COMMUNICATION SERVICES — 2.2%
11,948,307	MidWave Wireless, Inc. (fka Terrestar Corp.), Term Loan D, 1st Lien,13.000%, 02/27/2028 (a)(b)	11,936,359
92,845	MidWave Wireless, Inc. (fka TerreStar Corp.), Term Loan G, 1st Lien,13.000%, 12/31/2025 (a)(b)	92,752
86,625	MidWave Wireless, Inc. (fka Terrestar Corp.), Term Loan H, 1st Lien,13.000%, 12/31/2025 (a)(b)	86,539
242,076	MidWave Wireless, Inc. (fka Terrestar Corp.), Term Loan J, 1st Lien,13.000%, 12/31/2025 (a)(b)	241,834
1,798,553	MidWave Wireless, Inc. (fka Terrestar Corp.), Term Loan K, 1st Lien,13.000%, 12/31/2025 (a)(b)	1,796,755

		14,154,239

Principal Amount ($)		Value ($)
U.S. Senior Loans (continued)
HEALTHCARE — 6.8%
15,704,488	Carestream Health Inc., Term Loan, 1st Lien,11.602%, 09/30/2027 (h)	8,009,289
19,401,564	CCS Medical Inc., Junior Credit Term Loan, 1st Lien,13.000%, 01/04/2027 (a)(b)(e)	19,401,564
15,000,000	Sapience Therapeutics Inc Promissory Note,8.000%, (a)(b)	15,634,500

		43,045,353

REAL ESTATE — 28.0%
6,550,330	LLV Holdco LLC, Revolving Exit Loan, 5.000%, 12/31/2025 (a)(b)(e)	6,321,068
45,000,000	NexPoint SFR Operating Partnership L.P., 7.500%, 05/24/2027 (a)(b)(e)	43,830,000
11,909,225	NFRO SPE, LLC Promissory Note, 5.150%, (a)(b)(e)	11,909,225
6,201,118	NFRO SPE, LLC Promissory Note Term Loan, 5.450%, 12/30/2026 (a)(b)(e)	6,201,118
6,500,000	NREF Operating IV REIT Sub, LLC, 7.500%, 10/18/2027 (a)(b)(e)	6,488,287
6,400,000	NXDT Hospitality Holdco, LLC Convertible Promissory Note, 7.500%, 09/30/2042 (a)(b)(e)	4,163,200
42,996,610	NXDT Hospitality Holdco, LLC Promissory Note, 3.705%, 02/14/2027 (a)(b)(e)	27,969,295
5,852,170	NXLST Operating Partnership, LP Promissory Note, 4.200%, 12/31/2028 (a)(b)	5,989,111
21,000,000	TCAL Mezz Lender, LLC Promissory Note, 13.000%, 11/26/2027 (a)(b)	20,105,194
55,000,000	TRQ Plano, LLC, 8.500%, 12/28/2033 (a)(b)	45,292,500

		178,268,998

	Total U.S. Senior Loans (Cost $295,906,285)	235,468,590

Shares
LLC Interest — 10.3%
994	NEXLS LLC(a)(b)(e)	65,443,636

	Total LLC Interest (Cost $39,205,217)	65,443,636

Preferred Stock — 5.1%
HEALTHCARE — 3.5%
270,246	Apnimed, Series C-1 (a)(b)(d)(i)(j)	2,543,015
144,132	Apnimed, Series C-2 (a)(b)(d)(i)(j)	1,473,029
2,361,111	Sapience Therapeutics Inc 8.00%(a)(b)(d)(j)	8,075,000
3,440,476	Sapience Therapeutics Inc, Class B 8.00%(a)(b)(d)(j)	9,874,166

		21,965,210

REAL ESTATE — 1.6%
283,683	Braemar Hotels & Resorts, Inc. 5.50%(d)(j)	4,607,012

INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2025	Highland Opportunities and Income Fund

Shares		Value ($)
Preferred Stock (continued)
REAL ESTATE (continued)
150,977	NexPoint Real Estate Finance, Inc., REIT 8.50%(e)(j)(k)	3,637,036
47,300	Wheeler Real Estate Investment Trust 14.00%, 09/21/2026(d)(l)	1,737,329
82,301	Wheeler Real Estate Investment Trust 9.00%(d)(j)	348,133

		10,329,510

	Total Preferred Stock (Cost $29,890,558)	32,294,720

Registered Investment Company — 4.0%
1,000,000	NexPoint Credit Catalyst Fund, Class Z (d)(e)	25,250,000

	Total Registered Investment Company (Cost $25,000,000)	25,250,000

Principal Amount ($)
Collateralized Loan Obligations — 0.9%
6,162,166	ACAS CLO, Series 2018-1A, Class FRR TSFR3M + 8.172%, 12.50%, 10/18/2028 (h)(m)	468,664
2,000,000	CIFC Funding, Series 2014-5A 0.00%, 7/17/2037 (m)(n)(o)	824,000
3,324,756	CIFC Funding, Series 2014-4RA 0.00%, 1/17/2035 (m)(n)(o)	930,267
5,462,500	CIFC Funding, Series 2013-2A 0.00%, 10/18/2030 (m)(n)	251,712
2,500,000	CIFC Funding, Series 2014-1A 0.00%, 1/18/2031 (m)(n)	50,000
3,000,000	CIFC Funding, Series 2015-1A 0.00%, 1/22/2031 (m)(n)(o)	108,000
2,308,143	Clover Credit Partners CLO III, Series 2017-1A, Class F TSFR3M + 8.212%, 12.53%, 10/15/2029 (h)(m)	346,221
4,000,000	Northwoods Capital XII-B, Ltd., Series 2018-12BA, Class F TSFR3M + 8.432%, 12.47%, 6/15/2031 (h)(m)	1,400,000
3,219,242	OZLM XXII, Ltd., Series 2018-22A, Class E TSFR3M + 7.652%, 11.97%, 1/17/2031 (h)(m)	418,501
3,185,057	Saranac CLO III, Ltd., Series 2018-3A, Class ER TSFR3M + 7.500%, 12.09%, 6/22/2030 (h)(m)	796,264
5,955,627	THL Credit Wind River, Series 2014-2A 0.00%, 1/15/2031 (m)(n)(p)	68,490

	Total Collateralized Loan Obligations (Cost $26,250,047)	5,662,119

Corporate Bonds & Notes — 0.6%
COMMUNICATION SERVICES — 0.0%
2,945	iHeartCommunications, Inc. 9.13%, 05/01/2029 (m)	2,659

Principal Amount ($)		Value ($)
Corporate Bonds & Notes (continued)
FINANCIALS — 0.6%
4,000,000	South Street Securities Funding LLC 6.25%, 12/30/2026 (m)	3,880,000

	Total Corporate Bonds & Notes (Cost $4,002,798)	3,882,659

Units
Warrants — 0.5%
HEALTHCARE — 0.5%
1,800,000	Sapience Therapeutics Inc(a)(b)(d)(q)	2,844,000

	Total Warrants (Cost $–)	2,844,000

Principal Amount ($)
Repurchase Agreement(r)(s) — 0.0%
12,419	Citadel Securities 4.270%, dated 09/30/2025 to be repurchased on 10/01/2025, repurchase price $12,420 (collateralized by various U.S. Treasury obligations, ranging in par value $1 - $1,525, 0.000% - 4.104%, 11/15/2025 – 08/15/2055; with total market value $12,669)	12,419

	Total Repurchase Agreement (Cost $12,419)	12,419

Shares
Cash Equivalent — 0.5%
MONEY MARKET FUND(t) — 0.5%
3,220,141	Dreyfus Treasury Obligations Cash Management, Institutional Class 4.000%	3,220,141

	Total Cash Equivalent (Cost $3,220,141)	3,220,141

Total Investments - 132.1% (Cost $1,329,083,145)		839,798,671

Other Assets & Liabilities, Net - (32.1)%(u)		(203,951,726)

Net Assets - 100.0%		635,846,945

(a)

Securities with a total aggregate value of $683,574,576, or 107.5% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

INVESTMENT PORTFOLIO (unaudited) (concluded)

As of September 30, 2025	Highland Opportunities and Income Fund

(b)

Represents fair value as determined by the Investment Adviser pursuant to the policies and procedures approved by the Board of Trustees (the “Board”). The Board has designated the Investment Adviser as “valuation designee” for the Fund pursuant to Rule 2a-5 of the Investment Company Act of 1940, as amended. The Investment Adviser considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $699,066,030, or 109.9% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2025. Please see Notes to Investment Portfolio.

(c)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the policies and procedures established by the Board. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Period End	Percent of Net Assets
MidWave Wireless, Inc. (fka Terrestar Corp.)	Common Stock	3/16/2008	$3,093,276	$11,278,790	1.8%

(d)	Non-income producing security.
(e)	Affiliated issuer. Assets with a total aggregate fair value of $637,408,149, or 100.2% of net assets, were affiliated with the Fund as of September 30, 2025.
(f)

Securities with a total aggregate value of $15,491,454, or 2.4% of net assets, were valued using the issuer’s fair market value NAV as practical expedient under ASC 820. Please see Notes to Investment Portfolio for an explanation of this hierarchy.

(g)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the Secured Overnight Financing Rate (“SOFR”) or (iii) the Certificate of Deposit rate. As of September 30, 2025, the SOFR 1 Month and SOFR 3 Month rates were 4.31% and 4.35%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(h)

Variable or floating rate security. The interest rate shown reflects the rate in effect September 30, 2025. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(i)	There is currently no rate available.
(j)	Perpetual security with no stated maturity date.
(k)

Securities (or a portion of securities) on loan. As of September 30, 2025, the fair value of securities loaned was $12,055. The loaned securities were secured with cash and/or securities collateral of $12,375. Collateral is calculated based on prior day’s prices.

(l)	Step Coupon Security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(m)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. The Board has determined these investments to be liquid. At September 30, 2025, these securities amounted to $9,544,778 or 1.5% of net assets.

(n)	No interest rate available.
(o)

Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(p)	The issuer is, or is in danger of being, in default of its payment obligation.
(q)	Expiration date not available.
(r)	Tri-Party Repurchase Agreement.
(s)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of September 30, 2025 was $12,419.
(t)	Rate reported is 7 day effective yield.
(u)	As of September 30, 2025, $16 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2025	Highland Opportunities and Income Fund

Organization

Highland Opportunities and Income Fund (the “Fund”) is organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts. The Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. On September 25, 2017, the Fund acquired the assets of Highland Floating Rate Opportunities Fund (the “Predecessor Fund”), a series of NexPoint Funds I (formerly Highland Funds I), a Delaware statutory trust. The Fund is the successor to the accounting and performance information of the Predecessor Fund.

Valuation of Investments

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated NexPoint as the Fund’s valuation designee to perform the fair valuation determination for securities and other assets held by the Fund. NexPoint acting through its “Valuation Committee,” is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of NexPoint and certain of NexPoint’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is subject to Board oversight and certain reporting and other requirements intended to provide the Board the information it needs to oversee NexPoint’s fair value determinations.

The Fund’s investments are recorded at fair value. In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies and procedures adopted by NexPoint and approved by the Board. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV, will be valued by the Fund at fair value, as determined by the Valuation Committee in good faith in accordance with policies and procedures established by NexPoint and approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Valuation Committee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its year end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2025	Highland Opportunities and Income Fund

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Valuation Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Valuation Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of September 30, 2025, the Fund’s investments consisted of common stock, U.S. senior loans, LLC interests, preferred stock, a registered investment company, collateralized loan obligations, corporate bonds and notes, warrants, a repurchase agreement, and a cash equivalent. The fair value of the Fund’s senior loans and bonds are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans and bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs\ used by the brokers and pricing services to derive the values are not readily observable. The fair value of the Fund’s futures contracts are valued based on the settlement price established each day by the board of trade or exchange on which they principally trade and are classified as Level 1 liabilities.

The fair value of the Fund’s common stock, registered investment companies, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (concluded)

As of September 30, 2025	Highland Opportunities and Income Fund

Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund for the period ended September 30, 2025:

Issuer	Shares at December 31, 2024	Beginning Value as of December 31, 2024 $	Value of Transfers In $	Value of Transfers Out $	Purchases at Cost $	Proceeds from Sales $	Distribution to Return of Capital $	Net Realized Gain/(Loss) on Sales $	Change in Unrealized Appreciation/ (Depreciation) $	Ending Value as of September 30, 2025 $	Shares at September 30, 2025	Affiliated Income $
Majority Owned, Not Consolidated
Allenby (Common Stock)	3,209,880	—	—	—	—	(5,510,824)	(3,209,880)	5,508,523	3,212,181	—	—	—
Claymore (Common Stock)	11,561,680	—	—	—	—	—	—	—	—	—	11,561,680	—
Haygood (Common Stock)	68,830	—	—	—	—	—	—	(68,830)	68,830	—	—	—
Other Affiliates
CCS Medical, Inc. (Common Stock)	12,026,660	38,785,979	—	—	—	—	—	—	(5,375,917)	33,410,062	12,026,660	—
LLV Holdco LLC - Series A, Membership Interest (Common Stock)	34,512	3,348,346	—	—	—	—	—	—	472,469	3,820,815	34,512	—
LLV Holdco LLC - Series B, Membership Interest (Common Stock)	436	42,267	—	—	—	—	—	—	5,964	48,231	436	—
NexPoint Diversified Real Estate Trust REIT (Common Stock)	1,406,480	8,579,528	—	—	295,715	—	—	—	(3,403,065)	5,472,178	1,482,975	650,143
NexPoint Real Estate Finance, Inc. REIT (Common Stock)	4,372,286	68,601,164	—	—	—	—	(1,207,065)	—	(5,395,087)	61,999,012	4,372,286	5,351,364
NexPoint Residential Trust, Inc. (Common Stock)	204,648	8,544,054	—	—	210,071	—	(68,317)	—	(1,908,138)	6,777,670	210,356	249,035
NexPoint Storage Partners, Inc. (Common Stock)	16,103	11,691,860	—	—	—	—	—	—	(2,212,252)	9,479,608	16,103	—
NFRO Diversified REIT, LLC (Common Stock)	113,416,076	82,169,947	—	—	2,119,677	—	—	—	(32,874)	84,256,750	116,277,473	198,000
NFRO Holdings, LLC (Common Stock)	2,276,658	58,659,144	—	—	—	—	—	—	772,001	59,431,145	2,276,658	—
NFRO Self Storage REIT, LLC (Common Stock)	104,718,416	85,644,271	—	—	—	—	(121,000)	—	(16,141,456)	69,381,815	104,718,416	—
NFRO SFR REIT, LLC (Common Stock)	4,576,922	84,258,871	—	—	5,086,918	—	(123,000)	—	(6,506,355)	82,716,434	4,869,446	—
CCS Medical, Inc. (U.S. Senior Loan)	17,823,953	17,800,782	—	—	1,577,611	—	—	—	23,171	19,401,564	19,401,564	1,876,115
LLV Holdco LLC (U.S. Senior Loan)	6,417,314	6,083,613	—	—	161,654	(28,638)†	—	—	104,439	6,321,068	6,550,330	246,094
NexPoint SFR Operating Partnership, L.P., 7.500%, 05/24/2027 (U.S. Senior Loan)	50,000,000	48,575,000	—	—	—	(5,000,000)	—	—	255,000	43,830,000	45,000,000	3,185,418
NexPoint SFR Operating Partnership, L.P., 7.500%, 06/30/2027 (U.S. Senior Loan)	5,000,000	4,857,500	—	—	—	(5,000,000)	—	—	142,500	—	—	166,666
NFRO SPE, LLC Promissory Note (U.S. Senior Loan)	—	—	—	—	11,909,225	—	—	—	—	11,909,225	11,909,225	205,490
NFRO SPE, LLC Promissory Note Term Loan (U.S. Senior Loan)	6,700,223	6,700,223	—	—	185,895	(685,000)†	—	—	—	6,201,118	6,201,118	273,948
NREF Operating IV REIT Sub, LLC (U.S. Senior Loan)	6,500,000	6,210,750	—	—	—	—	—	—	277,537	6,488,287	6,500,000	487,500
NXDT Hospitality Holdco, LLC Convertible Promissory Note (U.S. Senior Loan)	6,400,000	4,243,200	—	—	—	—	—	—	(80,000)	4,163,200	6,400,000	611,617
NXDT Hospitality Holdco, LLC Promissory Note (U.S. Senior Loan)	42,996,610	28,509,488	—	—	—	—	—	—	(540,193)	27,969,295	42,996,610	696,062
NEXLS LLC (LLC Interest)	974	54,387,928	—	—	1,130,000	—	—	—	9,925,708	65,443,636	994	—
NexPoint Real Estate Finance REIT (Preferred Stock)	150,977	3,532,862	—	—	—	—	—	—	104,174	3,637,036	150,977	240,620
Highland Global Allocation Fund (Registered Investment Company)	86,246	587,335	—	—	—	(726,927)	—	328,958	(189,366)	—	—	57,650
NexPoint Credit Catalyst Fund (Registered Investment Company)	—	—	—	—	25,000,000	—	—	—	250,000	25,250,000	1,000,000	—

Total	399,965,884	631,814,112	—	—	47,676,766	(16,951,389)	(4,729,262)	5,768,651	(26,170,729)	637,408,149	403,957,819	14,495,722

†	Includes paydowns.